UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – July 20, 2017
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
225 Liberty Street New York, New York (Address of principal executive offices)	10286 (Zip code)
Registrant’s telephone number, including area code – (212) 495-1784

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 20, 2017, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the second quarter of 2017. A copy of the Earnings Release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section. This exhibit shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act of 1933 (the “Securities Act”) or Exchange Act, except as otherwise expressly stated in such filing.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On July 20, 2017, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, Quarterly Financial Trends and a Second Quarter 2017 Financial Highlights presentation are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Quarterly Financial Trends and the Second Quarter 2017 Financial Highlights presentation is “furnished” as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. These exhibits shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein and in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibits 99.1, 99.2 and 99.3 shall be deemed furnished herewith.

(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated July 20, 2017, announcing financial results for the second quarter of 2017.

99.2	The Bank of New York Mellon Corporation Quarterly Financial Trends dated July 20, 2017, for the second quarter of 2017.

99.3	Second Quarter 2017 Financial Highlights Presentation dated July 20, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: July 20, 2017	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Earnings Release dated July 20, 2017.	Furnished herewith
99.2	Quarterly Financial Trends dated July 20, 2017.	Furnished herewith
99.3	Second Quarter 2017 Financial Highlights Presentation dated July 20, 2017.	Furnished herewith